Exhibit 32.1
                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David R. Stith, President and Chief Executive Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

1. The Company's annual report on Form 10-KSB/A for the fiscal year ended January 31, 2004 (the "Form 10-KSB/A") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                                        /s/  David R. Stith
(Registrant)                                         --------------------------
                                                     David R. Stith
                                                     Chief Executive Officer

Dated:  April 16, 2004